                         PARAVANT COMPUTER SYSTEMS, INC.
                             NONEMPLOYEE DIRECTOR
                    AGREEMENT GRANTING SPECIAL STOCK OPTION

    This Nonemployee Director Agreement Granting Special Stock Option (this 'Agreement') evidences and sets forth the terms of the special stock option granted by Paravant Computer Systems, Inc. (the 'Company') to JAMES E. CLIFFORD, a nonemployee director of the Company (the 'Grantee') by action of the Company's Board of Directors on November 20, 1997 (the 'Grant Date').

    1. Option. As of the Grant Date the Company has granted to the Grantee an option for the purchase of up to eight thousand (8,000) shares of common stock, par value $0.15 per share (the 'Option') at the exercise price of $4.25 per share (the 'Option Price') subject to the terms and conditions hereinafter set forth.

    2. Provisions Incorporated by Reference from Existing Nonemployee Directors' Stock Option Plan. Although the Option is not granted under the Company's currently existing Nonemployee Directors' Stock Option Plan (the 'NDSOP'), the following provisions of the NDSOP are hereby incorporated by reference as terms of the Option:

         (i) Status of Option. As set forth in Section 2 of the NDSOP, the Option shall not constitute an incentive stock option.

         (ii) Interpretation of the Option. The interpretation of terms of the Option shall be as interpreted by the Committee referred to in Section 5 of the NDSOP.

         (iii) Medium and Time of Payment of Option Price. The conditions with respect to the medium and time of payment of the Option Price required to exercise the Option shall be as set forth in subsection (b) of Section 7 of the NDSOP.

         (iv) Term and Exercise of Option. The conditions with respect to the term and exercise of the Option shall be as set forth in subsection (c) of
    Section 7 of the NDSOP.

         (v) Transferability. The conditions with respect to transferability of the Option shall be as set forth in subsection (d) of Section 7 of the NDSOP.

         (vi) Investment Purpose. The exercise of the Option shall be subject to the investment purpose requirements set forth in subsection (e) of
    Section 7 of the NDSOP.



                               Page 1 of 2 Pages


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         (vii) Adjustment of Number of Shares. The number of shares subject to the Option shall be adjusted for the events and in the manner set forth in
    Section 8 of the NDSOP.

     3. Assumption of No Requirement of Shareholder Approval. The Board of Directors of the Company has granted the Option based upon its understanding that, because of the limited number of shares covered by the Option shareholder approval of the grant is not required under the requirements of Nasdaq or any applicable federal or state statute, rule or regulation. In the event that it is determined that such shareholder approval is required and such shareholder approval is not obtained within twelve (12) months from the Grant Date the Option shall be deemed to be rescinded, void ab initio, and of no further force and effect. Any exercise of the Option shall be subject to the receipt by the Company of an opinion of its legal counsel that no such shareholder approval is required, or if required, that such shareholder approval has been obtained.

     4. Purpose. The Option is granted to provide motivation and incentive to the Grantee to continue his service as a nonemployee director of the Company and to motivate him, in such capacity, to exert his best efforts on behalf of the Company by enlarging his personal stake in the Company. The Option is, and shall be, in addition to any director's fees, other stock options under the NDSOP or any other plan or award, or any other compensation or benefits made available to or paid to the Grantee by the Company or any other party in consideration of the Grantee's service to the Company as a nonemployee director or in any other capacity.

    IN WITNESS WHEREOF, the Company and the Grantee have executed and delivered this Agreement as of the Grant Date.



                                     The Company:
                                     PARAVANT COMPUTER SYSTEMS, INC.

                                     By: /s/ Krishan K. Joshi
                                         -----------------------------------
                                         Krishan K. Joshi, Chairman ahd CEO


                                     Grantee:

                                         /s/ James E. Clifford
                                             -------------------------------
                                             James E. Clifford



                               Page 2 of 2

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                        PARAVANT COMPUTER SYSTEMS, INC.
                              NONEMPLOYEE DIRECTOR
                    AGREEMENT GRANTING SPECIAL STOCK OPTION

     This Nonemployee Director agreement Granting Special Stock Option (this 'Agreement') evidences and sets forth the terms of the special stock option granted by Paravant Computer Systems, Inc. (the 'Company') to MICHAEL F. MAGUIRE, a nonemployee director of the Company (the 'Grantee') by action of the Company's Board of Directors on November 20, 1997 (the 'Grant Date').

     1. Option. As of the Grant Date the Company has granted to the Grantee an option for the purchase of up to eight thousand (8,000) shares of common stock, par value $0.15 per share (the 'Option') at the exercise price of $4.25 per share (the 'Option Price') subject to the terms and conditions hereinafter set forth.

     2. Provisions Incorporated by Reference from Existing Nonemployee Director's Stock Option Plan. Although the Option is not granted under the Company's currently existing Nonemployee Directors' Stock Option Plan (the 'NDSOP'), the following provisions of the NDSOP are hereby incorporated by reference as terms of the Option:

          (i) Status of Option. As set forth in Section 2 of the NDSOP, the Option shall not constitute an incentive stock option.

          (ii) Interpretation of the Option. The interpretation of the terms of the Option shall be as interpreted by the Committee referred to in Section 5 of the NDSOP.

          (iii) Medium and Time of Payment of Option Price. The conditions with respect to the medium and time of payment of the Option Price required to exercise the Option shall be as set forth in subsection (b) of Section 7 of the NDSOP.

          (iv) Term and Exercise of Option. The conditions with respect to the term and exercise of the Option shall be as set forth in subsection (c) of
     Section 7 of the NDSOP.

          (v) Transferability. The conditions with respect to transferability of the Option shall be as set forth in subsection (d) of Section 7 of the NDSOP.

          (vi) Investment Purpose. The exercise of the Option shall be subject to the investment purpose requirements set forth in subsection (c) of
     Section 7 of the NDSOP.

                                   Page 1 of 2 Pages


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          (vii) Adjustment of Number of Shares. The number of shares subject to the Option shall be adjusted for the events and in the manner set forth in
     Section 8 of the NDSOP.

     3. Assumption of No Requirement of Shareholder Approval. The Board of Directors of the Company has granted the Option based upon its understanding that, because of the limited number of shares covered by the Option, shareholder approval of the grant is not required under the requirements of Nasdaq or any applicable federal or state statute, rule or regulation. In the event that it is determined that such shareholder approval is required and such shareholder approval is not obtained within twelve (12) months from the Grant Date the Option shall be deemed to be rescinded, void ab initio, and of no further force and effect. Any exercise of the Option shall be subject to the receipt by the Company of an opinion of its legal counsel that no such shareholder approval is required, or if required, that such shareholder approval has been obtained.

     4. Purpose. The Option is granted to provide motivation and incentive to the Grantee to continue his service as a nonemployee director of the Company and to motivate him, in such capacity, to exert his best efforts on behalf of the Company by enlarging his personal stake in the Company. The Option is, and shall be, in addition to any director's fees, other stock options under the NDSOP or any other plan or award, or any other compensation or benefits made available to or paid to the Grantee by the Company or any other party in consideration of the Grantee's service to the Company as a nonemployee director or in any other capacity.

     IN WITNESS WHEREOF, the Company and the Grantee have executed and delivered this Agreement as of the Grant Date.

                                          The Company:

                                          PARAVANT COMPUTER SYSTEMS, INC.

                                          By: /s/ Krishan K. Joshi
                                              ................................
                                              Krishan K. Joshi,
                                              Chairman and CEO

                                          Grantee:

                                              /s/ Michael F. Maguire
                                              .................................
                                              Michael F. Maguire


                              Page 2 of 2

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                        PARAVANT COMPUTER SYSTEMS, INC.
                              NONEMPLOYEE DIRECTOR
                    AGREEMENT GRANTING SPECIAL STOCK OPTION

     This Nonemployee Director Agreement Granting Special Stock Option (this 'Agreement') evidences and sets forth the terms of the special stock option granted by Paravant Computer Systems, Inc. (the 'Company') to JOHN P. SINGLETON, a nonemployee director of the Company (the 'Grantee') by action of the Company's Board of Directors on November 20, 1997 (the 'Grant Date').

     1. Option. As of the Grant Date the Company has granted to the Grantee an option for the purchase of up to eight thousand (8,000) shares of common stock, par value $0.15 per share (the 'Option') at the exercise price of $4.25 per share (the 'Option Price') subject to the terms and conditions hereinafter set forth.

     2. Provisions Incorporated by Reference from Existing Nonemployee Directors' Stock Option Plan. Although the Option is not granted under the Company's currently existing Nonemployee Directors' Stock Option Plan (the 'NDSOP'), the following provisions of the NDSOP are hereby incorporated by reference as terms of the Option:

          (i) Status of Option. As set forth in Section 2 of the NDSOP, the Option shall not constitute an incentive stock option.

          (ii) Interpretation of the Option. The interpretation of the terms of the Option shall be as interpreted by the Committee referred to in Section 5 of the NDSOP.

          (iii) Medium and Time of Payment of Option Price. The conditions with respect to the medium and time of payment of the Option Price required to exercise the Option shall be as set forth in subsection (b) of Section 7 of the NDSOP.

          (iv) Term and Exercise of Option. The conditions with respect to the term and exercise of the Option shall be as set forth in subsection (c) of
     Section 7 of the NDSOP.

          (v) Transferability. The conditions with respect to transferability of the Option shall be as set forth in subsection (d) of Section 7 of the NDSOP.

          (vi) Investment Purpose. The exercise of the Option shall be subject to the investment purpose requirements set forth in subsection (e) of
     Section 7 of the NDSOP.

                                  Page 1 of 2 Pages

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

          (vii) Adjustment of Number of Shares. The number of shares subject to the Option shall be adjusted for the events and in the manner set forth in
     Section 8 of the NDSOP.

     3. Assumption of No Requirement of Shareholder Approval. The Board of Directors of the Company has granted the Option based upon its understanding that, because of the limited number of shares covered by the Option, shareholder approval of the grant is not required under the requirements of Nasdaq or any applicable federal or state statute, rule or regulation. In the event that it is determined that such shareholder approval is required and such shareholder approval is not obtained within twelve (12) months from the Grant Date the Option shall be deemed to be rescinded, void ab initio, and of no further force and effect. Any exercise of the Option shall be subject to the receipt by the Company of an opinion of its legal counsel that no such shareholder approval is required, or if required, that such shareholder approval has been obtained.

     4. Purpose. The Option is granted to provide motivation and incentive to the Grantee to continue his service as a nonemployee director of the Company and to motivate him, in such capacity, to exert his best efforts on behalf of the Company by enlarging his personal stake in the Company. The Option is, and shall be, in addition to any director's fees, other stock options under the NDSOP or any other plan or award, or any other compensation or benefits made available to or paid to the Grantee by the Company or any other party in consideration of the Grantee's service to the Company as a nonemployee director or in any other capacity.

     IN WITNESS WHEREOF, the Company and the Grantee have executed and delivered this Agreement as of the Grant Date.

                                          The Company:
                                          PARAVANT COMPUTER SYSTEMS, INC.

                                          By: /s/ Krishan K. Joshi
                                           .....................................
                                           Krishan K. Joshi,
                                           Chairman and CEO

                                          Grantee:

                                          /s/ John P. Singleton
                                           .....................................
                                           John P. Singleton

                                  Page 2 of 2
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